PRELIMINARY Term Sheet
$1,355,945,000 (Approximate Offered Certificates)
Asset-Backed Pass-Through Certificates, Series 2006-W1 January 23, 2006
Argent Securities Inc.

Argent Securities Inc. (Depositor) Argent Mortgage Company, L.L.C. (Originator) Ameriquest Mortgage Company (Master Servicer)

All terms and statements are subject to change.

PRELIMINARY TERM SHEET DATED January 23, 2006

Argent Securities Inc.

Asset-Backed Pass-Through Certificates, Series 2006-W1

$ 1,355,945,000

(Approximate Offered Certificates)

Subject to Revision

Class	Approximate Size ($)	Type[1,2]	WAL (yrs) Call3 / Mat[4]	Principal Payment Window Call3 / Mat[4]	Pmt Delay (days)	Interest Accrual Basis	Stated Final Maturity	Expected Ratings Moody’s/S&P/Fitch	Initial Credit Enhancement (%)
Offered Certificates
A-2A	449,596,000.00	FLT/SEQ/SR	1.00/1.00	1 - 22 / 1 - 22	0	Actual/360	March 2036	Aaa/[AAA]/AAA	22.65%
A-2B	196,461,000.00	FLT/SEQ/SR	2.00/2.00	22 - 28 / 22 - 28	0	Actual/360	March 2036	Aaa/[AAA]/AAA	22.65%
A-2C	157,204,000.00	FLT/SEQ/SR	3.25/3.25	28 - 64 / 28 - 64	0	Actual/360	March 2036	Aaa/[AAA]/AAA	22.65%
A-2D	103,660,000.00	FLT/SEQ/SR	6.48/8.15	64 - 82 / 64 - 189	0	Actual/360	March 2036	Aaa/[AAA]/AAA	22.65%
M-1	89,805,000.00	FLT/MEZ	4.93/5.47	46 - 82 / 46 - 167	0	Actual/360	March 2036	Aa1/[AA+]/AA+	18.70%
M-2	80,711,000.00	FLT/MEZ	4.79/5.32	43 - 82 / 43 - 156	0	Actual/360	March 2036	Aa2/[AA+]/AA+	15.15%
M-3	47,744,000.00	FLT/MEZ	4.72/5.22	42 - 82 / 42 - 148	0	Actual/360	March 2036	Aa3/[AA]/AA	13.05%
M-4	40,924,000.00	FLT/MEZ	4.68/5.17	41 - 82 / 41 - 143	0	Actual/360	March 2036	A1/[AA]/AA-	11.25%
M-5	39,787,000.00	FLT/MEZ	4.65/5.12	40 - 82 / 40 - 137	0	Actual/360	March 2036	A2/[A+]/A+	9.50%
M-6	38,650,000.00	FLT/MEZ	4.63/5.07	39 - 82 / 39 - 131	0	Actual/360	March 2036	A3/[A+]/A	7.80%
M-7	34,103,000.00	FLT/MEZ	4.61/5.01	39 - 82 / 39 - 124	0	Actual/360	March 2036	Baa1/[A]/A-	6.30%
M-8	31,830,000.00	FLT/MEZ	4.59/4.93	38 - 82 / 38 - 116	0	Actual/360	March 2036	Baa2/ [BBB+]/BBB+	4.90%
M-9	22,735,000.00	FLT/MEZ	4.58/4.85	38 - 82 / 38 - 107	0	Actual/360	March 2036	Baa3/[BBB+]/BBB+	3.90%
M-10	22,735,000.00	FLT/MEZ	4.57/4.74	37 - 82 / 37 - 98	0	Actual/360	March 2036	Ba1/[BBB-]/BBB-	2.90%
Non-Offered Certificates
A-1	851,661,000.00	FLT/SR	Not Offered		0	Actual/360	March 2036	Aaa/AAA/AAA	22.65%
CE	65,932,531.06	N/A	Not Offered		N/A			NR	N/A
P	100	N/A	Not Offered		N/A			NR	N/A
R	N/A	N/A	Not Offered		N/A			NR	N/A
R-X	N/A	N/A	Not Offered		N/A			NR	N/A

(1) The interest rate on each of the Certificates is subject to the related Net WAC Rate Cap.

(2) The Adjustable-Rate Certificates will accrue interest at a rate not greater than the related Maximum Cap Rate.

(3) To 10% Optional Termination at the pricing speed.

(4) To maturity at the pricing speed.

Pricing Speed (“PPC”)

Fixed-Rate Mortgage Loans	2% CPR growing to 20% CPR over 10 months.
Adjustable-Rate Mortgage Loans

100% PPC, which is 5% CPR in month 1, an additional 2% CPR for each month thereafter, building to 27% CPR in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.

Sensitivity Analysis - To Optional Termination Date
		0% ppc	50% ppc	75% ppc	100% ppc	125% ppc	150% ppc
A-2A	Average Life (yrs)	14.48	1.63	1.22	1.00	0.84	0.72
	First Principal Period	1	1	1	1	1	1
	Last Principal Period	256	37	25	22	19	16
	Prin Pmt Window (mos)	256	37	25	22	19	16
A-2B	Average Life (yrs)	23.09	4.10	2.64	2.00	1.78	1.57
	First Principal Period	256	37	25	22	19	16
	Last Principal Period	302	68	44	28	24	22
	Prin Pmt Window (mos)	47	32	20	7	6	7
A-2C	Average Life (yrs)	26.77	8.01	5.24	3.25	2.12	1.91
	First Principal Period	302	68	44	28	24	22
	Last Principal Period	339	134	89	64	30	25
	Prin Pmt Window (mos)	38	67	46	37	7	4
A-2D	Average Life (yrs)	28.77	13.43	8.95	6.48	3.28	2.19
	First Principal Period	339	134	89	64	30	25
	Last Principal Period	347	169	113	82	62	30
	Prin Pmt Window (mos)	9	36	25	19	33	6
M-1	Average Life (yrs)	26.92	9.25	6.12	4.93	5.13	3.72
	First Principal Period	282	53	38	46	61	31
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	76	37	2	19
M-2	Average Life (yrs)	26.92	9.25	6.12	4.79	4.76	4.05
	First Principal Period	282	53	37	43	52	49
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	77	40	11	1
M-3	Average Life (yrs)	26.92	9.25	6.11	4.72	4.39	3.94
	First Principal Period	282	53	37	42	48	45
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	77	41	15	5
M-4	Average Life (yrs)	26.92	9.25	6.11	4.68	4.22	3.70
	First Principal Period	282	53	37	41	46	42
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	77	42	17	8
M-5	Average Life (yrs)	26.92	9.25	6.11	4.65	4.10	3.53
	First Principal Period	282	53	37	40	44	40
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	77	43	19	10
M-6	Average Life (yrs)	26.92	9.25	6.11	4.63	4.00	3.40
	First Principal Period	282	53	37	39	42	38
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	77	44	21	12
M-7	Average Life (yrs)	26.92	9.25	6.11	4.61	3.93	3.30
	First Principal Period	282	53	37	39	41	36
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	77	44	22	14
M-8	Average Life (yrs)	26.92	9.25	6.11	4.59	3.87	3.23
	First Principal Period	282	53	37	38	40	35
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	77	45	23	15
M-9	Average Life (yrs)	26.92	9.25	6.11	4.58	3.83	3.18
	First Principal Period	282	53	37	38	39	34
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	77	45	24	16
M-10	Average Life (yrs)	26.92	9.25	6.11	4.57	3.80	3.14
	First Principal Period	282	53	37	37	38	33
	Last Principal Period	347	169	113	82	62	49
	Prin Pmt Window (mos)	66	117	77	46	25	17

Sensitivity Analysis - To Maturity
		0% ppc	50% ppc	75% ppc	100% ppc	125% ppc	150% ppc
A-2A	Average Life (yrs)	14.48	1.63	1.22	1.00	0.84	0.72
	First Principal Period	1	1	1	1	1	1
	Last Principal Period	256	37	25	22	19	16
	Prin Pmt Window (mos)	256	37	25	22	19	16
A-2B	Average Life (yrs)	23.09	4.10	2.64	2.00	1.78	1.57
	First Principal Period	256	37	25	22	19	16
	Last Principal Period	302	68	44	28	24	22
	Prin Pmt Window (mos)	47	32	20	7	6	7
A-2C	Average Life (yrs)	26.77	8.01	5.24	3.25	2.12	1.91
	First Principal Period	302	68	44	28	24	22
	Last Principal Period	339	134	89	64	30	25
	Prin Pmt Window (mos)	38	67	46	37	7	4
A-2D	Average Life (yrs)	29.07	16.23	11.14	8.15	4.24	2.19
	First Principal Period	339	134	89	64	30	25
	Last Principal Period	358	321	249	189	147	30
	Prin Pmt Window (mos)	20	188	161	126	118	6
M-1	Average Life (yrs)	27.01	10.15	6.83	5.47	6.17	6.12
	First Principal Period	282	53	38	46	61	31
	Last Principal Period	357	297	221	167	130	122
	Prin Pmt Window (mos)	76	245	184	122	70	92
M-2	Average Life (yrs)	27.01	10.13	6.80	5.32	5.17	4.91
	First Principal Period	282	53	37	43	52	50
	Last Principal Period	357	286	209	156	121	97
	Prin Pmt Window (mos)	76	234	173	114	70	48
M-3	Average Life (yrs)	27.01	10.10	6.78	5.22	4.79	4.27
	First Principal Period	282	53	37	42	48	45
	Last Principal Period	357	276	199	148	115	92
	Prin Pmt Window (mos)	76	224	163	107	68	48
M-4	Average Life (yrs)	27.01	10.08	6.75	5.17	4.61	4.01
	First Principal Period	282	53	37	41	46	42
	Last Principal Period	356	269	192	143	110	88
	Prin Pmt Window (mos)	75	217	156	103	65	47
M-5	Average Life (yrs)	27.01	10.05	6.73	5.12	4.47	3.83
	First Principal Period	282	53	37	40	44	40
	Last Principal Period	356	261	185	137	106	84
	Prin Pmt Window (mos)	75	209	149	98	63	45
M-6	Average Life (yrs)	27.01	10.00	6.69	5.07	4.35	3.68
	First Principal Period	282	53	37	39	42	38
	Last Principal Period	356	252	177	131	101	80
	Prin Pmt Window (mos)	75	200	141	93	60	43
M-7	Average Life (yrs)	27.00	9.94	6.64	5.01	4.25	3.55
	First Principal Period	282	53	37	39	41	36
	Last Principal Period	355	241	168	124	95	76
	Prin Pmt Window (mos)	74	189	132	86	55	41
M-8	Average Life (yrs)	27.00	9.84	6.56	4.93	4.14	3.44
	First Principal Period	282	53	37	38	40	35
	Last Principal Period	354	228	158	116	89	70
	Prin Pmt Window (mos)	73	176	122	79	50	36
M-9	Average Life (yrs)	26.98	9.72	6.46	4.85	4.04	3.34
	First Principal Period	282	53	37	38	39	34
	Last Principal Period	353	213	146	107	82	65
	Prin Pmt Window (mos)	72	161	110	70	44	32
M-10	Average Life (yrs)	26.96	9.53	6.33	4.74	3.93	3.24
	First Principal Period	282	53	37	37	38	33
	Last Principal Period	351	198	135	98	75	59
	Prin Pmt Window (mos)	70	146	99	62	38	27

Net WAC Cap for the Group I Certificates

Period	NWC(1) (%)	Effective Rate (2)(3) (%)	Period	NWC(1) (%)	Effective Rate (2)(3) (%)	Period	NWC(1) (%)	Effective Rate (2)(3) (%)
1	12.14	16.59	33	8.61	16.96	65	8.91	11.59
2	7.40	21.33	34	8.41	17.17	66	9.20	11.58
3	7.12	23.26	35	8.95	17.45	67	8.90	11.57
4	7.21	22.52	36	8.93	17.88	68	8.89	11.55
5	7.12	23.07	37	8.93	17.74	69	9.18	11.54
6	7.21	22.30	38	9.65	16.65	70	8.88	11.53
7	7.12	22.82	39	8.92	17.48	71	9.17	11.51
8	7.12	22.66	40	9.14	17.04	72	8.87	11.50
9	7.21	21.85	41	8.94	17.81	73	8.86	11.49
10	7.12	22.28	42	9.24	17.54	74	9.46	11.47
11	7.22	21.44	43	9.00	17.71	75	8.85	11.46
12	7.12	21.82	44	9.00	17.59	76	9.13	11.44
13	7.12	21.59	45	9.23	17.18	77	8.83	11.43
14	7.46	19.61	46	8.99	17.35	78	9.12	11.42
15	7.12	21.14	47	9.22	17.54	79	8.82	11.40
16	7.23	20.35	48	8.99	17.85	80	8.81	11.39
17	7.12	20.70	49	8.99	17.73	81	9.10	11.37
18	7.24	19.94	50	9.96	11.31	82	8.80	11.36
19	7.12	20.28	51	8.99	11.30
20	7.12	20.07	52	9.29	11.29
21	7.25	19.35	53	8.98	11.44
22	7.14	19.67	54	9.28	11.50
23	8.15	19.72	55	8.97	11.49
24	8.15	19.59	56	8.97	11.48
25	8.14	18.87	57	9.26	11.47
26	8.50	17.39	58	8.95	11.45
27	8.13	17.71	59	9.25	11.60
28	8.32	17.17	60	8.94	11.66
29	8.34	17.82	61	8.93	11.65
30	8.61	17.38	62	9.89	11.63
31	8.41	17.59	63	8.92	11.62
32	8.41	17.45	64	9.21	11.61

(1)	Assumes 1mLIBOR and 6mLIBOR stay at 4.51% and 4.73% respectively and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes 1mLIBOR and 6mLIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.
(3)	The effective net funds cap rate (“Effective Rate”) is computed in the same manner as the Net WAC Cap Rate after giving effect to Net Swap Payments received from the Swap Provider.

Net WAC Cap for the Group II Certificates

Period	NWC(1) (%)	Effective Rate (2)(3) (%)	Period	NWC(1) (%)	Effective Rate (2)(3) (%)	Period	NWC(1) (%)	Effective Rate (2)(3) (%)
1	11.58	16.25	33	8.92	17.16	65	9.31	11.92
2	7.04	20.99	34	8.71	17.37	66	9.62	11.92
3	6.79	22.92	35	9.31	17.64	67	9.31	11.91
4	6.87	22.18	36	9.25	18.09	68	9.30	11.90
5	6.79	22.74	37	9.25	17.95	69	9.61	11.89
6	6.87	21.97	38	10.00	16.85	70	9.29	11.88
7	6.79	22.48	39	9.24	17.70	71	9.60	11.87
8	6.79	22.32	40	9.48	17.26	72	9.28	11.86
9	6.88	21.51	41	9.27	18.11	73	9.28	11.85
10	6.80	21.94	42	9.60	17.84	74	9.91	11.84
11	6.88	21.11	43	9.35	18.02	75	9.27	11.83
12	6.80	21.49	44	9.35	17.90	76	9.57	11.82
13	6.80	21.26	45	9.59	17.51	77	9.26	11.81
14	7.10	19.28	46	9.34	17.68	78	9.56	11.80
15	6.80	20.80	47	9.59	17.94	79	9.25	11.79
16	6.90	20.02	48	9.37	18.27	80	9.24	11.78
17	6.80	20.37	49	9.36	18.15	81	9.55	11.77
18	6.90	19.61	50	10.38	11.73	82	9.23	11.76
19	6.80	19.95	51	9.37	11.72
20	6.80	19.74	52	9.68	11.72
21	6.93	19.03	53	9.37	11.78
22	6.82	19.35	54	9.67	11.86
23	8.17	19.74	55	9.36	11.85
24	8.16	19.61	56	9.35	11.84
25	8.16	18.89	57	9.66	11.84
26	8.52	17.42	58	9.35	11.83
27	8.16	17.74	59	9.65	11.89
28	8.35	17.20	60	9.34	11.97
29	8.66	18.02	61	9.33	11.96
30	8.91	17.58	62	10.33	11.95
31	8.70	17.79	63	9.32	11.94
32	8.70	17.64	64	9.63	11.93

(1)	Assumes 1mLIBOR and 6mLIBOR stay at 4.51% and 4.73% respectively and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes 1mLIBOR and 6mLIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.
(3)	The effective net funds cap rate (“Effective Rate”) is computed in the same manner as the Net WAC Cap Rate after giving effect to Net Swap Payments received from the Swap Provider.

Net WAC Cap for Class M Certificates

Period	NWC(1) (%)	Effective Rate (2)(3) (%)	Period	NWC(1) (%)	Effective Rate (2)(3) (%)	Period	NWC(1) (%)	Effective Rate (2)(3) (%)
1	11.85	16.41	33	8.77	17.06	65	9.11	11.76
2	7.21	21.15	34	8.56	17.27	66	9.41	11.75
3	6.95	23.08	35	9.13	17.55	67	9.10	11.74
4	7.03	22.34	36	9.10	17.99	68	9.10	11.73
5	6.95	22.90	37	9.09	17.85	69	9.39	11.71
6	7.04	22.13	38	9.83	16.75	70	9.09	11.70
7	6.95	22.64	39	9.09	17.59	71	9.38	11.69
8	6.95	22.48	40	9.32	17.15	72	9.07	11.68
9	7.04	21.67	41	9.11	17.96	73	9.07	11.67
10	6.95	22.10	42	9.42	17.70	74	9.69	11.66
11	7.05	21.27	43	9.18	17.87	75	9.06	11.64
12	6.95	21.65	44	9.18	17.75	76	9.35	11.63
13	6.95	21.42	45	9.42	17.35	77	9.05	11.62
14	7.28	19.44	46	9.17	17.52	78	9.34	11.61
15	6.95	20.97	47	9.41	17.75	79	9.03	11.60
16	7.06	20.18	48	9.19	18.07	80	9.03	11.58
17	6.96	20.53	49	9.18	17.95	81	9.32	11.57
18	7.06	19.77	50	10.18	11.52	82	9.02	11.56
19	6.96	20.11	51	9.19	11.52
20	6.96	19.90	52	9.49	11.50
21	7.09	19.18	53	9.18	11.61
22	6.98	19.50	54	9.48	11.68
23	8.16	19.73	55	9.17	11.67
24	8.16	19.60	56	9.16	11.66
25	8.15	18.88	57	9.46	11.65
26	8.51	17.41	58	9.15	11.64
27	8.15	17.73	59	9.45	11.75
28	8.33	17.19	60	9.14	11.82
29	8.51	17.93	61	9.14	11.81
30	8.76	17.48	62	10.11	11.79
31	8.56	17.70	63	9.12	11.78
32	8.56	17.55	64	9.42	11.77

(1)	Assumes 1mLIBOR and 6mLIBOR stay at 4.51% and 4.73% respectively and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes 1mLIBOR and 6mLIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.
(3)	The effective net funds cap rate (“Effective Rate”) is computed in the same manner as the Net WAC Cap Rate after giving effect to Net Swap Payments received from the Swap Provider.

Excess Spread (3)

Period	% At Static LIBOR(1)	1m LIBOR (%)	6m LIBOR (%)	% At Fwd LIBOR(2)	Period	% at Static LIBOR(1)	1m LIBOR (%)	6m LIBOR (%)	% at Fwd LIBOR(2)	Period	% at Static LIBOR(1)	1m LIBOR (%)	6m LIBOR (%)	% at Fwd LIBOR(2)
1	4.29	4.51	4.73	4.29	34	3.99	4.62	4.69	3.91	67	4.51	4.78	4.84	4.32
2	2.34	4.60	4.79	2.35	35	4.43	4.63	4.69	4.35	68	4.51	4.78	4.84	4.32
3	2.32	4.67	4.82	2.33	36	4.54	4.64	4.70	4.46	69	4.66	4.79	4.84	4.47
4	2.33	4.74	4.84	2.34	37	4.54	4.64	4.71	4.45	70	4.50	4.79	4.85	4.30
5	2.32	4.80	4.85	2.33	38	4.68	4.65	4.72	4.60	71	4.65	4.79	4.85	4.47
6	2.33	4.83	4.84	2.34	39	4.46	4.65	4.73	4.36	72	4.48	4.80	4.85	4.29
7	2.32	4.82	4.83	2.33	40	4.56	4.67	4.74	4.46	73	4.48	4.80	4.86	4.28
8	2.32	4.80	4.81	2.33	41	4.51	4.68	4.75	4.43	74	4.79	4.80	4.86	4.61
9	2.34	4.78	4.79	2.33	42	4.68	4.68	4.76	4.60	75	4.47	4.81	4.86	4.27
10	2.32	4.78	4.77	2.32	43	4.59	4.69	4.77	4.50	76	4.62	4.81	4.87	4.42
11	2.34	4.77	4.74	2.33	44	4.58	4.70	4.78	4.49	77	4.46	4.81	4.87	4.26
12	2.32	4.74	4.72	2.31	45	4.68	4.72	4.79	4.58	78	4.61	4.82	4.88	4.42
13	2.32	4.71	4.69	2.31	46	4.58	4.73	4.79	4.47	79	4.44	4.82	4.88	4.24
14	2.40	4.67	4.67	2.38	47	4.67	4.74	4.80	4.59	80	4.44	4.83	4.88	4.23
15	2.32	4.65	4.66	2.31	48	4.60	4.75	4.80	4.52	81	4.59	4.83	4.89	4.39
16	2.35	4.63	4.65	2.34	49	4.60	4.75	4.80	4.51	82	4.42	4.83	4.89	4.21
17	2.32	4.62	4.64	2.31	50	5.09	4.75	4.80	4.93
18	2.36	4.61	4.63	2.34	51	4.61	4.75	4.80	4.43
19	2.32	4.60	4.63	2.31	52	4.76	4.75	4.81	4.58
20	2.32	4.59	4.62	2.31	53	4.60	4.76	4.81	4.42
21	2.38	4.58	4.62	2.36	54	4.75	4.76	4.81	4.58
22	2.34	4.58	4.62	2.33	55	4.59	4.76	4.81	4.40
23	3.45	4.58	4.62	3.42	56	4.58	4.76	4.81	4.40
24	3.56	4.58	4.62	3.53	57	4.73	4.76	4.81	4.56
25	3.55	4.57	4.62	3.52	58	4.57	4.76	4.82	4.38
26	3.67	4.57	4.62	3.64	59	4.72	4.77	4.82	4.55
27	3.55	4.57	4.62	3.52	60	4.56	4.77	4.82	4.37
28	3.62	4.57	4.63	3.59	61	4.55	4.77	4.82	4.37
29	3.92	4.58	4.64	3.87	62	5.02	4.77	4.82	4.86
30	4.05	4.58	4.65	4.00	63	4.54	4.77	4.83	4.35
31	3.98	4.59	4.66	3.92	64	4.69	4.77	4.83	4.51
32	3.98	4.59	4.67	3.91	65	4.53	4.78	4.83	4.34
33	4.07	4.61	4.68	3.99	66	4.68	4.78	4.83	4.50

(1)	Assumes 1mLIBOR and 6mLIBOR stay at 4.51% and 4.73% respectively, and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes 1mLIBOR and 6mLIBOR follow the forward LIBOR Curve respectively, and the cashflows are run to the Optional Termination at the pricing speed.
(3)

Calculated as (a) interest collections on the Mortgage Loans (net of the servicing fee), less the aggregate interest on the Certificates and the Net Swap Payment divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period (annualized).